Vanguard(R) International Value Fund
[COVER ART]
Annual Report
October 31, 2002
The Vanguard Group(R)

Earning Your Trust Every Day
     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
[PHOTO--JOHN BRENNAN]
Chairman and Chief Executive Officer

Summary
* Vanguard International Value Fund fell -6.8% during the 12 months ended October 31, 2002, as the global bear market in stocks reached nearly three years in length.
* It was the third consecutive fiscal year in which the fund declined. As in the two previous years, the International Value Fund recorded a smaller decline than its average competitor.

Contents
   1 Letter from the Chairman
   6 Report from the Adviser
   9 Fund Profile
  11 Glossary of Investment Terms
  12 Performance Summary
  13 Your Fund's After-Tax Returns
  14 Financial Statements

LETTER FROM THE CHAIRMAN

Fellow Shareholder,
The global bear market in stocks stretched into its third year during the 12 months ended October 31, 2002. The world's largest economies grew slowly, and stock prices fell in most of the developed markets. Amid these difficult conditions, Vanguard(R) International Value Fund returned -6.8%.

----------------------------------------------------
2002 Total Returns                 Fiscal Year Ended
                                          October 31
----------------------------------------------------
Vanguard International Value Fund              -6.8%
Average International Fund*                   -12.7
MSCI EAFE Index                               -13.2
MSCI All Country World Index Free ex USA      -10.9
----------------------------------------------------
*Derived from data provided by Lipper Inc.

     As shown in the adjacent table, the fund held up much better than both the average international stock mutual fund (-12.7%) and its unmanaged benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index (-13.2%), which tracks equity performance in nearly two dozen developed nations. Relatively good stock selection by our investment adviser accounted for most of our performance advantage.
     The fund's total return is based on the change in its net asset value during the period and on the income dividend it paid. The table on page 5 presents the beginning and ending share prices along with the distribution figure.

Developed Equity Markets Around the Globe Fell; the Emerging Markets Rose Among international markets, there were few places to hide from the global stock market storm. Stocks outside the United States, as measured by the MSCI All Country World Index Free ex USA, fell -10.9% in U.S. dollars. This result reflected significant declines in stock prices in developed markets--where three out of every five stocks fell in dollar terms--offset a bit by positive returns in the emerging markets. (The U.S. stock market, plagued by weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq, returned -13.4%, as measured by the Wilshire 5000 Total Market Index.)

--------------------------------------------------------------------------------
If you own the International Value Fund in a taxable account, see page 13 for a report on the fund's after-tax returns.
--------------------------------------------------------------------------------

     The dismal performance of developed markets as a group was reflected in the -13.2% return of the MSCI EAFE Index. The decline was worse in local currencies, but the dollar weakened versus the British pound, the euro, and the Swiss franc, offsetting some of the damage for U.S. investors. British stocks, which carried the largest weighting (28%) in the EAFE Index as of October 31, declined -12.0% in dollars. Equities in

Japan, the only other country to account for more than 10% of the index's market capitalization (at 21%), shed -16.4% of their value. On balance, European stocks were harder hit than their Pacific Rim counterparts. Across the developed international markets, growth stocks--those with comparatively high prices relative to earnings and other measures--held up slightly better than value stocks.

--------------------------------------------------------------------------------
Market Barometer Average Annual Total Returns Periods Ended October 31, 2002

                                         One         Three          Five
                                        Year         Years         Years
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
 ex USA (International)               -10.9%        -13.1%         -3.0%
Russell 1000 Index (Large-caps)       -14.6         -11.7           0.7
Russell 2000 Index (Small-caps)       -11.6          -3.2          -1.7
Wilshire 5000 Index (Entire market)   -13.4         -11.3           0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index             5.9%          9.2%          7.4%
 (Entire market)
Lehman 10 Year Municipal Bond Index     6.2           8.2           6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index               1.9           4.1           4.4
================================================================================
CPI
Consumer Price Index                    2.0%          2.5%          2.3%
--------------------------------------------------------------------------------

     The emerging stock markets, as measured by the Select Emerging Markets Free Index, gained 14.8% in local currencies. Here, however, currency fluctuations worked against U.S. investors, slicing the return to just 5.8% in dollars. See the table on the next page for returns for individual countries.

* World Economies Grew, but Not by Much
As stocks fell, international economic growth resumed--but just barely. The real (inflation-adjusted) gross domestic product of the dozen member nations of Europe's Economic and Monetary Union grew 0.4% in both the first and second quarters of 2002. Sluggish growth in personal spending and a second year of declining equipment purchases by businesses took the blame for the slow nature of the Eurozone recovery. The British economy proved stronger, though GDP growth in the United Kingdom remained well off the pace set in the late 1990s. The Japanese economy also expanded, ending a string of three consecutive quarterly declines in output. But falling consumer prices and the prospect of higher unemployment--one possible result of proposed banking reforms, which could force some businesses into bankruptcy--led analysts to caution that Japanese economic growth could falter once more.
     On balance, advanced economies were on track to grow 1.7%, collectively, in 2002, up from 0.8% in 2001, the International Monetary Fund said in September. Developing economies, led by China, were expected to grow more than twice as much (+4.2%).
     The U.S. economy recovered from 2001's recession, but haltingly. The nation's gross domestic product, adjusted for inflation, surged at an annual rate of 5.0% in the first quarter of 2002, but the growth rate slowed as the year progressed. In a promising sign, however, business spending on computer hardware and software grew modestly between July and September after a lengthy period of steep declines.

Your Fund Sidestepped Most of the Major Pitfalls It Faced in Fiscal 2002
The -6.8% total return of Vanguard International Value Fund during the fiscal year reflected a -8.0% decline in the share price and an income return of 1.2% from stock dividends. As noted, your fund held up better than its comparative standards primarily because our investment adviser, Hansberger Global Investors, did a better job of selecting stocks.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                  12 Months Ended
                                                              October 31, 2002
                                ------------------------------------------------
                                   Based on                          Based on
                                      Local        Currency              U.S.
Index/Country                      Currency          Impact           Dollars
MSCI Europe                           -21.1%            7.2%            -13.9%
United Kingdom                        -18.2             6.2             -12.0
France                                -24.5             7.5             -17.0
Germany                               -29.9             7.0             -22.9
Switzerland                           -15.0             9.0              -6.0
Netherlands                           -22.5             7.7             -14.8
Italy                                 -18.4             8.1             -10.3
--------------------------------------------------------------------------------
MSCI Pacific                          -12.5%            1.0%            -11.5%
Japan                                 -16.3            -0.1             -16.4
Hong Kong                              -0.5             0.0              -0.5
Singapore                              10.8             3.7              14.5
Australia                              -2.0             9.8               7.8
--------------------------------------------------------------------------------
MSCI EAFE                             -18.7%            5.5%            -13.2%
--------------------------------------------------------------------------------
Select Emerging
 Markets Free                          14.8%           -9.0%              5.8%
--------------------------------------------------------------------------------
Sources: Morgan Stanley Capital International, The Vanguard Group.

     Unfortunately, during such a grueling downturn, sidestepping all of the pitfalls--or even most of them--was very difficult. Indeed, the International Value Fund recorded negative returns in eight of ten economic sectors during this tumultuous period, gaining ground only with its consumer discretionary and materials stocks. (The latter sector includes chemical, mining, and paper companies.) But the fund's sector results were better than those of the EAFE Index in eight of ten cases. By far, our biggest advantage came from our consumer discretionary stocks, which accounted for 13% of the fund's assets, on average, during the period; they gained 21%, even as the retailers and other consumer companies in the index fell -9%. Our adviser also did a relatively good job in the telecommunications, health care, information technology, and financial services sectors.
     On the downside, the fund's tiny stake (2% of assets) in utilities declined -28%, more than twice as far as the drop of utilities in the index. And our holdings in the consumer staples sector (food and beverage companies, among others) fell slightly, defying a modest rise in that group in the index.
     Compared with the average international fund, the International Value Fund benefited from holding more small-capitalization stocks, which generally held up better than their large-cap counterparts. A significant stake in the emerging markets--11% of fund assets at the beginning of the period--also helped.
     For more information about the fund's performance, read the Report from the Adviser, which begins on page 6. The Fund Profile, on pages 9 and 10, provides a statistical snapshot of how the fund was constructed at the end of the fiscal year.

The Bear Market Has Hurt Our  Longer-Term  Performance
The 12 months ended October 31 marked the third consecutive fiscal year in which the International Value Fund recorded a negative result. Naturally, this succession of declines has dented the fund's longer-term record. We thank shareholders who have stayed the course during troubling times, maintaining their trust in Vanguard, in the diversification benefits of international stocks, and in the long-term health of the financial markets. We believe your patience will be rewarded, though we do not know when a substantial turn in the markets will occur.
     Because most investors have long-term plans for their money, we like to review the results of your fund, its average competitor, and the EAFE Index over a long period--customarily, the most recent decade. At the end of fiscal 1999, the fund had a ten-year average annual return of 7.6%. Today, because of the bear market, that figure has been reduced to 4.7%.
     We recognize that even longtime shareholders in the fund may be concerned about the depressing effects of this extended downturn on their portfolios. It is worth noting, however, that the stock market's ability to create wealth over the long term has not been altered. Consider the data in the adjacent table. It shows that a hypothetical $10,000 investment made in the fund on October 31, 1992, would have grown by more than half--to $15,772 at the end of fiscal 2002.

--------------------------------------------------------------------------------
TOTAL RETURNS                                             Ten Years Ended
                                                         October 31, 2002
                                    -------------------------------------
                                       Average             Final Value of
                                        Annual                  a $10,000
                                        Return         Initial Investment
--------------------------------------------------------------------------------
International Value Fund                  4.7%                   $15,772
Average International Fund                3.6                     14,239
MSCI EAFE Index                           4.1                     14,873
MSCI All Country World Index
 Free ex USA                              4.2                     15,042
--------------------------------------------------------------------------------

     While we can't predict the future, we do know some key facts:
     * Share prices can change direction in a hurry, as we saw when the greatest bull market in history gave way to one of the nastiest bear markets in memory. Investors who want to share in the market's potential long-term appreciation must stay invested.
     * Your fund has a solid long-term record compared with the average international fund. Our adviser, in place since August 2000, has helped in this regard, consistently outpacing the average competing fund to date.

     * Costs matter. Your fund carries an expense ratio (operating expenses as a percentage of average net assets) of 0.65%, or $6.50 each year per $1,000 in assets. Our average peer charges its shareholders 1.69%--more than 2 1/2 times as much. Funds that charge more must derive higher gross returns from the markets just to make up for their expenses. Delivering these higher returns is a tall order, especially over long periods.

If Your Time Horizon Is Long and Your Portfolio Diversified, Stay the Course Influenced in part by fluctuating currencies, U.S. and international stock markets have historically taken turns in providing better returns. The U.S. market outperformed the developed international markets throughout much of the 1990s, as well as in 2000 and 2001. The developed international markets outpaced the U.S. market throughout much of the 1970s and 1980s.
     Investors who are tempted to chase performance--on the assumption that the most recent "winner" will continue to deliver the highest returns--should consider the long-term records of both the U.S. and the international markets. They are similar. Indeed, during the 30 calendar years between 1972 and 2001, the MSCI EAFE Index and the Wilshire 5000 Index each outperformed the other 15 times. The average annual returns during this period: 12.0% for U.S. stocks, 10.4% for international stocks. That's reason enough to stay the diversified course.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
November 18, 2002

--------------------------------------------------------------------------------
Your Fund's Performance at a Glance        October 31, 2001-October 31, 2002

                                                     Distributions Per Share
                                                     ------------------------
                               Starting      Ending      Income      Capital
                            Share Price Share Price   Dividends        Gains
--------------------------------------------------------------------------------
International Value Fund         $20.57      $18.92       $0.29        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
Vanguard International Value Fund returned -6.8% during the 12 months ended October 31, 2002, but outperformed the benchmark MSCI EAFE Index (-13.2%) by 6.4 percentage points.

The Investment Environment
During the first several months of fiscal 2002, global equity markets appeared to be recovering nicely from the shock of September 11, 2001. Supported by good economic numbers and further reductions in interest rates by central banks, stock markets around the world regained lost ground, surging into the spring. The U.S. economy grew, unemployment declined, and consumers remained confident. Most economists were optimistic about the speed of the recovery. This optimism spread to the European and Asian-Pacific regions. The weakening of the U.S. dollar against the euro, British pound, and Japanese yen fanned expectations that money flows would increase to these three currency blocs, adding to a revival in international stock markets. Statements from Japanese policymakers about resolving the bad loans held by the nation's banks also were encouraging.
     But by June 2002 the sentiment had turned negative, in part due to sagging economic growth and higher unemployment in the United States. The German economy, the largest in the Eurozone, also appeared to weaken, suggesting that Europe was closer to a "double-dip" recession than the United States. Many Japan-watchers concluded that its economy was having yet another false dawn. To make matters worse, there were rumblings that central bankers, the gatekeepers of growth and the money supply, were out of step.
     Some onlookers complained that Federal Reserve Board Chairman Alan Greenspan had not done enough to burst the 1999-2000 equity bubble. Others said that central bankers in Europe had been fight ing inflation when they should have been trying to stimulate the region's anemic growth rates. Many people scratched their heads when Japan's central bank announced that it would be willing to buy equities from the nation's other banks. Indeed, with the U.S. stock market apparently headed toward its worst three-year performance since the Great Depression, Japanese stocks near a 19-year low, and many European markets at 5-year lows, some investors might have thought that the global economy was out of control.

--------------------------------------------------------------------------------
Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
--------------------------------------------------------------------------------

     But from their end-of-summer lows, the world's developed stock markets rose about 15% by the end of our fiscal year. Nonetheless, confidence in equities is still shaky. This is not surprising, given the alleged corporate malfeasance being uncovered on both sides of the Atlantic, and the unresolved issues with Iraq.

We Take a Long-Term View of the Markets
At Hansberger Global Investors, we are value investors. Our disciplined research and investment process encourages us to take a long-term view, assessing companies' abilities to earn money over the course of the economic cycle. An important part of our assessment is judging the ability of a company's management to guide it during good and bad times. We constantly review our stock selections, as well as our assumptions, and systematically review our holdings to try to ensure that we are invested in the best value stocks. The fact that we are long-term value investors gives us the ability to step back, consider the world's markets from a distance, and not get caught in the frenzy of the moment.
     Given the aggressive stance of the Federal Reserve and the growth potential of Asian economies, we believe that corporate profits will recover lost ground as near-term fears give way to more confidence.
     A few themes are driving our current stock selection process. First, we find that stocks in Japan are still expensive compared with their global industry peers. As a result, we remain underweighted in Japan relative to the EAFE Index. Second, we have increased our exposure to British companies, but our overall European exposure has not changed significantly. Third, our 13%-of-assets exposure to emerging markets--significant in part because our benchmark has no such exposure--is driven by valuations and our faith in the managements of those companies. Finally, we have constructed the portfolio with the expectation that economic growth will continue. In particular, we believe that consumer discretionary, financial, industrial, and materials stocks will benefit from this growth.

Our Successes
Investments in some companies in the emerging markets helped the fund's performance during fiscal 2002. Our top performer was Kookmin Bank, a South Korean company that surged 39%. We also had some successes in the developed markets. Unilever, the British consumer products company, jumped 36%. And Electrolux, the Swedish appliance maker, gained 30%.

Our Shortfalls
We did not reduce the fund's weightings in the industrial, materials, consumer discretionary, and financial sectors--moves that would have locked in gains achieved in some holdings during the first half of the fiscal year. Mazda Motor, Electrolux, and Singapore Airlines were among our better performers, but each is off the peak it recorded earlier in the period.

     The largest loser for the fund was the French industrial group Alstom (-66%). The stock fell after September 11 as one of its clients declared bankruptcy. In subsequent talks with management, we were told that the loss was not significant in the overall scheme of things and that the sale of noncore assets would bring the balance sheet back to acceptable debt-equity levels. But with the stock and corporate-debt markets both sharply lower and business confidence falling, potential buyers proved scarce, and the company delayed these asset sales. Fears over potential asbestos liabilities did not help Alstom's share price. With many other stocks available at attractive valuations, we sold our stake.

Where We've Been and Where We're Going
Since October 31, 2001, the fund has:
     * Experienced turnover of approximately 30%. Many stocks that no longer met our investment criteria were sold and replaced by shares that did. * Maintained a cash level of approximately 3% to meet redemptions and take advantage of investment opportunities as they arose.
     * Increased its holdings in consumer discretionary and materials companies.
     * Reduced its holdings in health care and telecommunications companies.
     * Maintained a preference for investments in Europe relative to those in Japan. We also devoted an average 13% of assets to companies in the emerging markets, even though our benchmark has no holdings in those markets.
     * Decreased the number of stocks in the portfolio from 85 to 76.
     We select stocks on a sector basis; the geographical location of a company generally is not an essential factor in our investment process. Our analysts continue to look for value in well-run companies hurt by short-term considerations. Although bottom-up in our approach, we continue to be mindful of macro issues that could affect the companies in which the fund invests. We will remain patiently invested in equities that meet our rigorously developed valuation criteria. We thank you for the confidence that you have placed in us.

Thomas Hansberger, Chief Investment Officer
Ajit Dayal, Deputy Chief Investment Officer
Ronald Holt, Senior Vice President
Aureole L.W. Foong, Managing Director, Asian Research
Hansberger Global Investors, Inc.

November 13, 2002

--------------------------------------------------------------------------------
Fund Profile                                              As of October 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


International Value Fund
--------------------------------------------------------------------------------
Portfolio Characteristics
                                                       Comparative         Broad
                                        Fund                Index*       Index**
--------------------------------------------------------------------------------
Number of Stocks                          76                 1,011         1,773
Turnover Rate                            26%                   --            --
Expense Ratio                          0.65%                   --            --
Cash Investments                        3.3%                   --            --
--------------------------------------------------------------------------------

---------------------------------------------
Ten Largest Holdings (% of total net assets)

TotalFinaElf SA                 2.6%
 (integrated oil)
HSBC Holdings PLC               2.3
 (banking)
ENI SpA                         2.2
 (energy)
Kingfisher PLC                  2.1
 (retail)
DBS Group Holdings Ltd.         2.1
 (banking)
Nestle SA (Registered)          2.0
 (food, beverage, and tobacco)
Telefonica SA                   1.9
 (telecommunications)
Sony Corp.                      1.8
 (consumer electronics)
DSM NV                          1.8
 (chemicals)
Novartis AG (Registered)        1.8
 (pharmaceuticals)
---------------------------------------------
Top Ten                        20.6%
---------------------------------------------
The "Ten Largest Holdings" excludes any temp-orary cash investments and equity index products.

--------------------------------------------------------
Volatility Measures

                         Comparative               Broad
                  Fund        Index*    Fund     Index**
--------------------------------------------------------
R-Squared         0.80          1.00    0.80        1.00
Beta              0.96          1.00    0.93        1.00
--------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification (% of common stocks)
                                                 Comparative            Broad
                                      Fund            Index*          Index**
--------------------------------------------------------------------------------
Consumer Discretionary               14.8%             13.1%            12.4%
Consumer Staples                       9.0               9.7              9.0
Energy                                 6.2               9.2              9.6
Financials                            20.2              24.5             24.5
Health Care                            9.0              10.6              9.5
Industrials                           11.2               8.5              8.2
Information Technology                 8.3               6.2              7.2
Materials                             10.7               6.1              7.4
Telecommunication Services             8.1               7.2              7.4
Utilities                              2.5               4.9              4.8
--------------------------------------------------------------------------------

------------------------
Allocation by Region

Emerging Markets    13%
Pacific             23%
Europe              64%
------------------------


*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

Country Diversification table is on the next page.

Visit our website at
www.vanguard.com
for regularly updated fund information.

------------------------------------------------
Country Diversification (% of common stocks)

                            Comparative   Broad
                        Fund   Index*   Index**
------------------------------------------------
EUROPE
United Kingdom         20.5%    27.6%     24.7%
France                 14.2      9.1       7.9
Germany                 7.2      6.1       5.3
Switzerland             7.1      8.1       7.1
Netherlands             4.6      5.6       4.8
Sweden                  3.3      1.9       1.6
Finland                 2.3      2.1       1.9
Italy                   2.3      3.7       3.2
Spain                   1.9      3.2       2.8
Greece                  0.9      0.4       0.3
Austria                 0.0      0.1       0.1
Belgium                 0.0      1.0       0.9
Denmark                 0.0      0.7       0.6
Ireland                 0.0      0.8       0.7
Luxembourg              0.0      0.1       0.1
Norway                  0.0      0.5       0.4
Portugal                0.0      0.3       0.3
-----------------------------------------------
Subtotal               64.3%    71.3%     62.7%
-----------------------------------------------
PACIFIC
Japan                  13.1%    21.2%     18.4%
Hong Kong               4.9      1.7       1.8
Singapore               3.8      0.9       0.8
Australia               1.1      4.7       4.1
New Zealand             0.0      0.2       0.1
Subtotal               22.9%    28.7%     25.2%
EMERGING MARKETS
South Korea             4.1%       --      1.9%
China                   2.6        --      0.2
Mexico                  2.5        --      0.7
Thailand                1.3        --      0.2
Taiwan                  1.3        --      1.1
Brazil                  1.0        --      0.5
Other Emerging Markets  0.0        --      2.9
------------------------------------------------
Subtotal               12.8%       --      7.5%
------------------------------------------------
OTHER                   0.0%       --      4.6%
------------------------------------------------
Total                 100.0%   100.0%    100.0%
------------------------------------------------


*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

Performance Summary As of October 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

International Value Fund
--------------------------------------------------------------------------------
Cumulative Performance October 31, 1992-October 31, 2002
[CHART]
Date        500 Index  Average Large-Cap  S&P 500     MSCI Index
199210         10000         10000         10000         10000
199301         10105         10208         10145         10138
199304         11873         11606         12441         12308
199307         12091         11958         12943         12844
199310         12904         13341         13746         13735
199401         14058         14957         14587         14803
199404         13876         14156         14511         14494
199407         14188         14324         14772         14839
199410         14414         14754         15133         15361
199501         13302         13277         13939         13924
199504         14362         14002         15322         15201
199507         15034         14867         15799         15772
199510         14418         14593         15077         15071
199601         15405         15594         16187         16255
199604         16108         16235         17069         17061
199607         15517         15689         16357         16328
199610         15962         15222         16656         16664
199701         16313         17014         16497         16792
199704         16608         17117         16917         17208
199707         18699         19507         19319         19669
199710         17098         16804         17427         17475
199801         17088         18086         18195         17978
199804         18853         20692         20117         19982
199807         18353         20828         20376         19731
199810         17790         17452         19108         18329
199901         18405         20072         20817         19958
199904         20767         21301         22027         21476
199907         21782         22028         22353         21910
199910         21873         21587         23509         22959
200001         21319         25877         24825         24735
200004         21592         26079         25088         24887
200007         22424         25387         24366         24285
200010         20903         22163         22828         22484
200101         22032         23240         22741         22542
200104         20273         21338         20999         20602
200107         19170         19406         19076         18836
200110         16924         16314         17137         16879
200201         17906         17344         16924         17113
200204         19540         18583         18084         18291
200207         17181         16169         15848         15967
200210         15772         14239         14873         15042


                                Average Annual Total Returns
                               Periods Ended October 31, 2002
                               ------------------------------       Final Value
                                One          Five         Ten      of a $10,000
                               Year         Years       Years        Investment
--------------------------------------------------------------------------------
International Value Fund      -6.81%        -1.60%       4.66%          $15,772
Average International Fund*  -12.72         -3.26        3.60            14,239
MSCI EAFE Index              -13.21         -3.12        4.05            14,873
MSCI All Country World Index
 Free ex USA                -10.88          -2.95        4.17            15,042
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) October 31, 1992-October 31, 2002

Fiscal Year     Global Equity MSCI        All Country World Index Free
  1993                 29                              37.5
  1994               11.7                              10.1
  1995                  0                              -0.4
  1996               10.7                              10.5
  1997                7.1                               4.6
  1998                  4                               9.6
  1999                 23                                23
  2000               -4.4                              -2.9
  2001                -19                             -24.9
  2002               -6.8                             -13.2
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              Ten Years
                                      One    Five    ---------------------------
                    Inception Date   Year   Years    Capital    Income    Total
--------------------------------------------------------------------------------
International Value Fund 5/16/1983 -9.04%  -3.83%      1.39%     2.38%    3.77%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend and capital gains information.

Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns                     Periods Ended October 31, 2002

                                        One Year      Five Years      Ten Years
                                  ----------------------------------------------
International Value Fund
--------------------------------------------------------------------------------
Returns Before Taxes                      -6.81%          -1.60%           4.66%
Returns After Taxes on Distributions      -7.22           -3.26            2.55
Returns After Taxes on Distributions
 and Sale of Fund Shares                  -4.07           -1.66            3.24
--------------------------------------------------------------------------------

Financial Statements As of October 31, 2002
Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                          Market
                                                          Value*
International Value Fund                    Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
--------------------------------------------------------------------------------
Australia (1.1%)
Mayne Group Ltd.                         5,900,000        11,789
                                                      ----------
Brazil (0.9%)
Companhia Vale do Rio Doce ADR             409,000        10,429
                                                      ----------
China (2.5%)
Denway Motors Ltd.                      44,600,000        13,725
China Petroleum & Chemical Corp.        84,400,000        13,094
                                                      ----------
                                                          26,819
                                                      ----------
Finland (2.2%)
TietoEnator Oyj B Shares                   906,000        12,884
UPM-Kymmene Oyj                            348,000        11,287
                                                      ----------
                                                          24,171
                                                      ----------

France (13.7%)
  TotalFinaElf SA                          201,000        27,689
* Schneider Electric SA                    395,000        18,307
  Groupe Danone                            132,500        17,190
* Arcelor                                1,513,000        16,347
  Societe Generale Class A                 245,000        12,410
  AXA                                      806,056        12,030
* Lafarge SA                               143,000        11,393
  European Aeronautic
   Defence and Space Co.                 1,029,000        11,373
  Suez SA                                  639,000        11,233
  Pechiney SA A Shares                     347,000        10,708
                                                      ----------
                                                         148,680
                                                      ----------
Germany (7.0%)
Linde AG                                   503,900        19,272
E.On AG                                    337,000        15,118
Adidas-Salomon AG                          188,000        14,340
Deutsche Bank AG                           252,000        11,006
Volkswagen AG Pfd.                         378,000        10,388
Volkswagen AG                              145,156         5,473
                                                      ----------
                                                          75,597
                                                      ----------
Greece (0.8%)
Hellenic Telecommunication Organization SA 804,000         9,045
                                                      ----------
Hong Kong (4.8%)
HSBC Holdings PLC                        2,274,800        24,792
Hutchison Whampoa Ltd.                   2,700,000        16,617
Wing Hang Bank Ltd.                      3,260,000        10,408
                                                      ----------
                                                          51,817
                                                      ----------
Indonesia
* PT Toba Pulp Lestari Tbk                 545,000            --
Italy (2.2%)
ENI SpA                                  1,737,555        24,125
                                                      ----------
Japan (12.6%)
Sony Corp.                                 459,000        19,745
Mazda Motor Corp.                        8,760,000        19,593
Mabuchi Motor Co.                          140,000        12,434
Kao Corp.                                  500,000        11,428
Sumitomo Trust &
 Banking Co., Ltd.                       2,460,000        11,245
Promise Co., Ltd.                          280,000         9,074

--------------------------------------------------------------------------------
                                                          Market
                                                          Value*
                                            Shares         (000)
--------------------------------------------------------------------------------
Omron Corp.                                728,000         8,617
Takeda Chemical Industries Ltd.            206,000         8,559
Rohm Co., Ltd.                              67,000         8,439
Lawson Inc.                                325,000         8,065
TDK Corp.                                  200,000         7,853
Daiichi Pharmaceutical Co., Ltd.           530,000         7,744
NEC Corp.                                1,281,000         4,705
                                                      ----------
                                                         137,501
                                                      ----------
Mexico (2.4%)
Cemex SA de CV ADR                         559,000        11,331
Telefonos de Mexico SA
 Class L ADR                               294,000         8,967
Panamerican Beverage Inc.                  640,000         5,440
                                                      ----------
                                                          25,738
                                                      ----------
Netherlands (4.5%)
DSM NV                                     465,000        19,663
ING Groep NV                             1,033,880        17,293
Akzo Nobel NV                              391,000        11,694
                                                      ----------
                                                          48,650
                                                      ----------
Singapore (3.7%)
DBS Group Holdings Ltd.                  3,219,701        22,611
Singapore Airlines Ltd.                  2,780,000        17,319
                                                      ----------
                                                          39,930
                                                      ----------
South Korea (4.0%)
Samsung Electronics Co., Ltd.               67,000        18,971
Kookmin Bank                               442,000        14,728
Posco ADR                                  400,000         9,252
                                                      ----------
42,951
Spain (1.9%)
* Telefonica SA                          2,148,028        20,379
                                                      ----------
Sweden (3.2%)
Atlas Copco AB B Shares                    701,000        13,734
Electrolux AB Series B                     750,000        11,378
Volvo AB B Shares                          625,000         9,414
                                                      ----------
                                                          34,526
                                                      ----------
Switzerland (6.9%)
Nestle SA (Registered)                     101,770        21,820
Novartis AG (Registered)                   514,680        19,629
Swisscom AG                                 56,400        16,773
Roche Holdings AG                          230,000        16,282
                                                      ----------
                                                          74,504
                                                      ----------
Taiwan (1.2%)
* Taiwan Semiconductor
 Manufacturing Co. Ltd. ADR              1,699,500        13,290

Thailand (1.2%)
Advanced Information
 Services Co. Ltd. (Foreign)            16,650,000        13,467

United Kingdom (19.9%)
Kingfisher PLC                           6,625,092        23,166
Unilever PLC                             1,897,000        18,742
Amersham PLC                             1,890,000        17,061
GUS PLC                                  1,879,105        16,978
Royal Bank of Scotland Group
 PLC                                       710,000        16,706
Vodafone Group PLC                      10,150,000        16,316
Standard Chartered PLC                   1,338,696        15,582
Signet Group PLC                        10,530,000        14,662
GlaxoSmithKline PLC                        718,080        13,706
Barclays PLC                             1,969,371        13,618
Amvesco PLC                              1,940,000        12,019
Rolls-Royce PLC                          7,238,479        11,806
Boots Co. PLC                            1,230,000        11,450
Lloyds TSB Group PLC                       983,156         8,460
Compass Group PLC                        1,410,000         6,248
                                                      ----------
                                                         216,520
                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $1,127,350)                                     1,049,928
--------------------------------------------------------------------------------
                                              Face
                                            Amount
                                             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.4%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.92%, 11/1/2002                          $41,330        41,330
 1.92%, 11/1/2002--Note G                   39,253        39,253
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $80,583)                                           80,583
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.1%)
 (Cost $1,207,933)                                     1,130,511
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                      10,733
Security Lending Collateral
 Payable to Brokers--Note G                              (39,253)
Other Liabilities                                        (16,448)
                                                      ----------
                                                         (44,968)
                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 57,373,424 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                            $1,085,543
================================================================================
NET ASSET VALUE PER SHARE                                 $18.92
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                            Amount           Per
INTERNATIONAL VALUE FUND                     (000)         Share
--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                         $1,312,602        $22.88
Undistributed Net Investment
Income--Note F                              14,862           .26
Accumulated Net Realized
Losses--Note F                            (164,537)        (2.87)
Unrealized Appreciation (Depreciation)--Note F
Investment Securities                      (77,422)        (1.35)
Foreign Currencies                              38            --
--------------------------------------------------------------------------------
NET ASSETS                              $1,085,543        $18.92
================================================================================

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                        International Value Fund
                                     Year Ended October 31, 2002
                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends*                                             $ 21,838
 Interest                                                    667
 Security Lending                                          1,014
  Total Income                                            23,519
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                                1,459
  Performance Adjustment                                     314
 The Vanguard Group--Note C
  Management and Administrative                            3,831
  Marketing and Distribution                                 185
 Custodian Fees                                              477
 Auditing Fees                                                15
 Shareholders' Reports and Proxies                            41
 Trustees' Fees and Expenses                                   1
  Total Expenses                                           6,323
  Expenses Paid Indirectly--Note D                          (223)
  Net Expenses                                             6,100
NET INVESTMENT INCOME                                     17,419
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                             (107,126)
 Foreign Currencies                                       (1,173)
REALIZED NET GAIN (LOSS)                                (108,299)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                    26,091
 Foreign Currencies                                           70
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          26,161
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                             $ (64,719)
================================================================================
*Dividends are net of foreign witholding taxes of $1,395,000.

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                           International Value Fund
                            ----------------------------------------------------
                               Year Ended          Jan. 1 to         Year Ended
                            Oct. 31, 2002     Oct. 31, 2001*      Dec. 31, 2000
                                    (000)              (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income           $ 17,419           $ 12,293           $ 17,884
 Realized Net Gain (Loss)        (108,299)           (40,508)            (6,176)
 Change in Unrealized Appreciation
  (Depreciation)                   26,161           (143,224)           (88,674)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations       (64,719)          (171,439)           (76,966)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income            (11,677)              (316)           (23,114)
 Realized Capital Gain                 --                 --           (6,684)**
--------------------------------------------------------------------------------
  Total Distributions             (11,677)              (316)           (29,798)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                         1,114,040            522,257            690,977
 Issued in Lieu of Cash
  Distributions                    10,972                290             27,455
 Redeemed                        (732,954)          (416,235)          (821,000)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
  Share Transactions              392,058            106,312           (102,568)
--------------------------------------------------------------------------------
 Total Increase (Decrease)        315,662            (65,443)          (209,332)
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period              769,881            835,324          1,044,656
--------------------------------------------------------------------------------
 End of Period                 $1,085,543           $769,881          $ 835,324
================================================================================

1Shares Issued (Redeemed)
 Issued                            54,363             22,758             25,713
 Issued in Lieu of Cash Distributions 500                 13              1,059
 Redeemed                         (34,923)           (17,435)           (30,542)
  Net Increase (Decrease) in
  Shares Outstanding               19,940              5,336             (3,770)
================================================================================
*The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**Includes short-term gain distributions totaling $2,638,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

International Value Fund
-----------------------------------------------------------------------------------------------
                                   Year Ended  Jan. 1 to
For a Share Outstanding              Oct. 31,   Oct. 31,          Year Ended December 31,
Throughout Each Period                   2002      2001*      2000       1999      1998    1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $20.57     $26.02    $29.13     $25.09    $22.64  $27.54
-----------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                    .29        .34       .55        .69       .77    .690
 Net Realized and Unrealized Gain (Loss)
  on Investments                        (1.65)     (5.78)    (2.74)      4.74      3.64  (1.945)
  Total from Investment Operations      (1.36)     (5.44)    (2.19)      5.43      4.41  (1.255)
-----------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income    (.29)      (.01)     (.73)      (.66)    (1.06)  (.690)
 Distributions from Realized Capital Gains --         --      (.19)      (.73)     (.90) (2.955)
  Total Distributions                    (.29)      (.01)     (.92)     (1.39)    (1.96) (3.645)
Net Asset Value, End of Period         $18.92     $20.57    $26.02     $29.13    $25.09  $22.64
Total Return                           -6.81%    -20.91%    -7.48%     21.81%    19.46%  -4.58%
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)  $1,086       $770      $835     $1,045      $806    $777
 Ratio of Total Expenses to
  Average Net Assets                    0.65%    0.64%**     0.53%      0.59%     0.52%   0.49%
 Ratio of Net Investment Income to
  Average Net Assets                    1.80%    1.93%**     1.94%      2.54%     2.77%   2.36%
 Portfolio Turnover Rate                  26%        37%       78%        41%       39%     37%
===============================================================================================
*The fund's fiscal  year-end  changed from December 31 to October 31,  effective
October 31, 2001.
**Annualized.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  Foreign   Currency:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Hansberger Global Investors, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended October 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets before an increase of $314,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $175,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.17% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $217,000 and $6,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended October 31, 2002, the fund purchased $637,262,000 of investment securities and sold $246,170,000 of investment securities, other than temporary cash investments.

F. During the year ended October 31, 2002, the fund realized net foreign currency losses of $1,173,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.
     At October 31, 2002, the fund had available a capital loss carryforward of $164,382,000 to offset future net capital gains of $17,884,000 through October 31, 2008, $39,371,000 through October 31, 2009, and $107,127,000 through October
31, 2010.
     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $77,422,000, consisting of unrealized gains of $73,950,000 on securities that had risen in value since their purchase and $151,372,000 in unrealized losses on securities that had fallen in value since their purchase.
     The fund had net unrealized foreign currency gains of $38,000 resulting from the translation of other assets and liabilities at October 31, 2002.

G. The market value of securities on loan to broker/dealers at October 31, 2002, was $37,946,000, for which the fund held cash collateral of $39,253,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

Report of Independent Accountants

To the Shareholders and Trustees of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

December 11, 2002

--------------------------------------------------------------------------------
Special 2002 Tax Information
 (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2002 are as follows:

------------------------------------------------------------
                                        Gross
                                      Foreign       Foreign
Country                             Dividends           Tax
------------------------------------------------------------
Australia                              0.0037        0.0003
Belgium                                0.0098        0.0002
Brazil                                 0.0186        0.0028
China                                  0.0230        0.0000
Finland                                0.0058        0.0000
France                                 0.0442        0.0000
Germany                                0.0216        0.0001
Greece                                 0.0095        0.0000
Hong Kong                              0.0282        0.0000
Ireland                                0.0016        0.0000
Israel                                 0.0006        0.0001
Italy                                  0.0157        0.0001
Japan                                  0.0176        0.0027
Mexico                                 0.0186        0.0001
Netherlands                            0.0262        0.0029
Panama                                 0.0015        0.0000
Singapore                              0.0095        0.0019
South Korea                            0.0048        0.0010
Spain                                  0.0034        0.0006
Sweden                                 0.0166        0.0000
Switzerland                            0.0266        0.0014
Thailand                               0.0013        0.0001
United Kingdom                         0.0956        0.0089
------------------------------------------------------------

The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

--------------------------------------------------------------------------------
[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

[SHIP LOGO]
The Vanguard Group(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q460 122002